UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 22, 2008
Home BancShares, Inc.
(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (501) 328-4770
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On May 22, 2008, the management of Home BancShares, Inc. (“HBI”) approved the combining of the Bank of Mt. View into Community Bank. This decision is based in part on HBI’s continuing efforts to improve efficiency and the results of a study conducted for HBI by the Metavante Corporation. HBI is currently seeking regulatory approval and anticipates the consolidation will be completed in the next six months. Management of HBI will continue to evaluate its opportunities for improving efficiencies, including other bank charter consolidations. HBI remains committed to its community banking philosophy and will continue to rely on local management and boards of directors.

SIGNATURE:
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc. (Registrant)

May 27, 2008 (Date)	/s/ RANDY MAYOR Randy Mayor Chief Financial Officer

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